UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 or 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (Date of earliest event reported):   March 4, 2016

DELTA APPAREL, INC.
(Exact name of registrant as specified in its charter)

Georgia
(State or Other Jurisdiction of Incorporation)

1-15583		58-2508794
(Commission File Number)		(IRS Employer Identification No.)

322 South Main Street, Greenville, South Carolina	29601
(Address of principal executive offices)	(Zip Code)

(864) 232-5200
(Registrant's Telephone Number Including Area Code)
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below)
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Change in Registrant’s Certifying Accountant.
(a) On March 4, 2016, the Audit Committee of the Board of Directors (the “Audit Committee”) of Delta Apparel, Inc. (the “Company”) dismissed KPMG LLP ("KPMG") as the Company’s independent registered public accounting firm.
The audit reports of KPMG on the Company’s consolidated financial statements for the fiscal years ended October 3, 2015, and September 27, 2014, did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles. The audit reports of KPMG on the effectiveness of the Company’s internal control over financial reporting as of October 3, 2015, and September 27, 2014, did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified.
During the fiscal years ended October 3, 2015, and September 27, 2014, and the subsequent interim period through March 4, 2016, there were no (i) “disagreements” (as that term is described in Item 304(a)(1)(iv) of Regulation S-K) with KPMG on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to KPMG’s satisfaction, would have caused KPMG to make reference to the subject matter thereof in its reports for such fiscal years and subsequent interim period, or (ii) “reportable events” as that term is described in Item 304(a)(1)(v) of Regulation S-K.
The Company provided KPMG with a copy of the disclosures it is making in this Current Report on Form 8-K and requested that KPMG furnish a letter addressed to the Securities and Exchange Commission stating whether it agrees with such disclosures. A copy of KPMG’s letter, dated March 8, 2016, is filed herewith as Exhibit 16.1.
(b) On March 4, 2016, the Audit Committee approved the appointment of Ernst & Young LLP (“EY”) as the Company’s independent registered public accounting firm for the fiscal year ending October 1, 2016, effective March 8, 2016.
During the fiscal years ended October 3, 2015, and September 27, 2014, and the subsequent interim period through March 8, 2016, neither the Company nor anyone on its behalf consulted with EY regarding (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and no written report or oral advice was provided to the Company that EY concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a “disagreement” (as that term is described in Item 304(a)(1)(iv) of Regulation S-K) or a “reportable event” (as that term is described in Item 304(a)(1)(v) of Regulation S-K).
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits
The following exhibit is filed in accordance with the provisions of Item 601 of Regulation S-K:

Exhibit Number	Description

16.1	Letter from KPMG LLP, dated March 8, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DELTA APPAREL, INC.

Date:	March 9, 2016	/s/ Deborah H. Merrill
Deborah H. Merrill
Chief Financial Officer & President, Delta Basics